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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                Amendment No. 3

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 1998
                                                        -----------------


                                    AgriBioTech, Inc.
                                   -------------------
            (Exact name of registrant as specified in its charter)


           Nevada                       0-19352                 85-0325742
        -----------                     ---------               ------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                          Ident. No.)


             120 Corporate Park Drive, Henderson, Nevada     89014
            ---------------------------------------------------------
              (Address of Principal Executive Offices)    (Zip Code)


                                (702) 566-2440
                        -----------------------------
               Registrant's telephone number, including area code
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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

     On August 21, 1998, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), and E.F. Burlingham & Sons, an Oregon corporation and wholly-owned subsidiary of the Registrant, completed the acquisition of 100% of the issued and outstanding shares of common stock (the "Stock") of Willamette Seed Co. ("Willamette"), an Oregon corporation, pursuant to the terms of a Stock Purchase Agreement dated August 21, 1998.

     The aggregate purchase price was $11.2 million, $10.2 million in cash and $1.0 million in deferred payments. In addition, the former owners of Willamette retained certain non-operating assets.

     At the Closing, one of the sellers, Thomas G. Burns, entered into an Employment Agreement with the Registrant. In addition, Thomas G. Burns and three other sellers, Willard W. McLagen, Robert R. Lowry, and Hiram G. Olsen, entered into Non-Competition Agreements with the Registrant, in consideration for which each received $100,000 allocated from the Purchase Price. The term of each of the Non-Competition Agreements commenced on the Closing Date and continues for a period of three years in the case of Willard W. McLagen, Robert
R. Lowry, and Hiram G. Olsen, and the later of three years from the Closing Date or the termination of the Employment Agreement for Thomas G. Burns. In connection with his Employment Agreement, Thomas G. Burns also received three-year options to purchase 75,000 shares of Registrant's Common Stock exercisable at $15.00 per share.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Financial Statements of Business Acquired.

             Willamette's June 30, 1997 and March 31, 1998 financial statements have been filed previously.

         (b) Pro Forma Financial Information.

             Pro forma financial information including Willamette for June 30, 1997 and March 31, 1998 has been filed previously.

        (c)  Exhibits.

        2.1 Stock Purchase Agreement dated August 21, 1998, by and among Willard W. McLagan, Robert R. Lowry, Thomas G. Burns, Hiram G. Olsen, the H.G. Olsen & Ann Olsen Charitable Trust, the H.G. Olsen & Ann Olsen Standard Charitable Trust, Terry L. Shumaker, Evelyn J. Lacey, William W. Spurlin and Phillip J. Hawkins, Willamette Seed Co., AgriBioTech, Inc., and E.F. Burlingham & Sons.

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        2.2  Omitted Schedules and Exhibits to the Stock Purchase Agreement.


                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AGRIBIOTECH, INC.
                                           (Registrant)



Date:  September 4, 1998                 /s/ Henry A. Ingalls
                                         --------------------------
                                         Henry A. Ingalls,
                                         Vice President



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

        2.1 Stock Purchase Agreement dated August 21, 1998 by and among Willard W. McLagan, Robert R. Lowry, Thomas G. Burns, Hiram G. Olsen, the H.G. Olsen & Ann Olsen Charitable Trust, the H.G. Olsen & Ann Olsen Standard Charitable Trust, Terry L. Shumaker, Evelyn J. Lacey, William W. Spurlin and Phillip J. Hawkins, Willamette Seed Co., AgriBioTech, Inc., and E.F. Burlingham & Sons.

        2.2    Omitted Schedules and Exhibits to the Stock Purchase Agreement.

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